UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                  FORM 8-K/A-1

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

              DECEMBER 27, 2001                                   0-31267
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Date of Report (Date of earliest event reported)          Commission File Number


                             IWT TESORO CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                                              91-2048019
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(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                           Identification Number)


                          191 POST ROAD WEST, SUITE 10
                           WESTPORT, CONNECTICUT 06880
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               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 221.2770
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              (Registrant's telephone number, including area code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On December 29, 2001, the then sole shareholder, officer and director, Peter R. Goss of Ponca Acquisition Corporation ("Ponca/Company") appointed Henry J. Boucher, Jr. as a Director of Ponca and entered into an employment agreement with Mr. Boucher to serve as Ponca's President and Secretary. Thereafter, effective as of the closing of business on December 29, 2001, Mr. Goss resigned as the Company's sole officer but remained a Director of the Company. Subsequently, on April 20, 2002, the Directors appointed James R. Edwards as a Director of the Company and effective as of the closing of business on April 20, 2002, Mr. Goss resigned as a Director. Mr. Goss' resignation did not involve any disagreement with the Company on any matter related to Ponca's operations, policies or practices.

On January 16, 2003, but effective December 29, 2001, the shareholder agreement between IWT Tesoro Corporation Peter Goss, a former director, officer and shareholder of the Company dated June 29, 2001 was terminated.

Between January 31, 2002 and April 7, 2002, Mr. Goss, Ponca's then sole stockholder sold all of his Ponca common stock totaling 500,000 shares to five persons. Based on information provided by Mr. Goss to Ponca, each of the persons is an accredited investor.

Upon completing the events described above, a change of control of Ponca resulted.

ITEM 5.    OTHER EVENTS.

EMPLOYMENT AGREEMENT WITH HENRY J. BOUCHER, JR.

Effective December 29, 2001, the Company entered into an employment agreement with Henry J. Boucher Jr. to serve as its President. In consideration for his services, Mr. Boucher will receive a monthly salary of $10,000, which amount was deferred until August 2002. Mr. Boucher also agreed to further defer his salary until the Company received not less than $500,000 in new equity, however that deferral agreement was subsequently terminated by the Company and Mr. Boucher. Mr. Boucher's employment may be terminated for cause at any time and within 30 days without cause. He is subject to non-disclosure and non-compete provisions.

ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c )  Exhibits

EXHIBIT NUMBER  DESCRIPTION

3.1      Articles of Incorporation(1)
3.1.1 Articles of Amendment to Articles of Incorporation dated September 23, 2002.(3)
3.2      Bylaws(1)
3.3      Specimen Stock Certificate(1)
10.1     Agreement with Peter Goss(1)
10.2     Shareholders Agreement(1)
10.3     2001 Ponca Acquisition Corporation Stock Incentive Plan.(2)
10.4 Employment Agreement between Ponca Acquisition Corporation and Henry Jr. Boucher, Jr. dated as of December 29, 2002.(2)

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10.5     Memorandum of Understanding between Ponca Acquisition Corporation and the shareholders of International Wholesale Tile, Inc.(2)
10.6 Stock Purchase Agreement among the Shareholders of International Wholesale Tile, Inc., and IWT Tesoro Corporation, effective October 1, 2002.(5)
10.7     Termination of Shareholders Agreement*
99.1     MRS' letter to the Securities and Exchange Commission.(4)
99.2     Letter from Peter Goss regarding fiscal year end(5)

*Filed with this Form 8-K.

(1) Filed as an Exhibit to the Company"s Form 10-SB, filed with the Securities and Exchange Commission on August 7, 2000.

(2) Filed as an Exhibit to the Company"s Report on Form 8-K, filed with the Securities and Exchange Commission on September 11, 2002.

(3) Filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on October 1, 2002.

(4) Filed as an Exhibit to the Company's Report on Form 8-K/A, filed with the Securities and Exchange Commission on October 8, 2002.

(5) Filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on October 15, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2003               IWT TESORO CORPORATION


                                      /s/ Henry J. Boucher, Jr., President
                                      -------------------------------------
                                      By: Henry J. Boucher, Jr., President

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